SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund
Screened World Equity Ex-US Fund
(the "Funds")

Supplement dated September 18, 2014
to the Class A Shares Prospectus (the "Prospectus") dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Funds.

Change in Sub-Advisers and Portfolio Management for the World Equity Ex-US Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the World Equity Ex-US Fund, the text relating to Thornburg Investment Management Inc is hereby deleted.

In the same chart, the text relating to Baillie Gifford Overseas Ltd is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Baillie Gifford Overseas Ltd	Gerald Smith	Since 2014	Investment Manager and Partner
	Angus Franklin	Since 2014	Investment Manager and Partner
	Jonathan Bates	Since 2014	Investment Manager and Partner
	Donald Farquharson	Since 2014	Investment Manager
	Andrew Stobart	Since 2014	Investment Manager
	Andrew Strathdee	Since 2014	Investment Manager

In addition, under the headings "World Equity Ex-US Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to Thornburg Investment Management Inc is hereby deleted.

Under the same heading," the text relating to Baillie Gifford Overseas Ltd is hereby deleted and replaced with the following:

Baillie Gifford Overseas Ltd: Baillie Gifford Overseas Ltd (Baillie Gifford), located at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN, serves as Sub-Adviser to the World Equity Ex-US Fund. Baillie Gifford's ACWI ex-US Alpha Portfolio Construction Group (PCG) manages the portion of the assets of the World Equity Ex-US Fund allocated to Baillie Gifford. Gerald Smith, Investment Manager and Partner at Baillie Gifford, joined the firm in 1987 and has chaired the ACWI ex-US Alpha PCG since its inception in 2006. Mr. Smith is also the Head of Global Opportunities. Angus Franklin, Investment Manager and Partner at Baillie Gifford, joined the firm in 1994 and now works full time conducting research for ACWI ex-US Alpha portfolios with specific responsibility for European stocks. Mr. Franklin has been a member of the ACWI ex-US Alpha PCG since its inception. Jonathan Bates, Investment Manager and Partner at Baillie Gifford, joined the firm in 1993 and now works full time conducting research for ACWI ex-US Alpha portfolios with specific responsibility for Canadian stocks. Mr. Bates has been a member of the ACWI ex-US Alpha PCG since 2010. Donald Farquharson, Investment Manager at Baillie Gifford, joined the firm in 2008 and has been a member of the ACWI ex US Alpha PCG since 2014. Andrew Stobart, Investment Manager at Baillie Gifford, joined the firm in 1991. He has been a member of the ACWI ex-US Alpha PCG since 2008. Andrew Strathdee, Investment Manager at Baillie Gifford, joined Baillie Gifford in 1995. He has been a member of the ACWI ex US Alpha PCG since 2007.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Change in Sub-Advisers for the Screened World Equity Ex-US Fund

In the chart under the heading "Sub-Adviser and Portfolio Managers," in the Fund Summary for the Screened World Equity Ex-US Fund, the text relating to Thornburg Investment Management Inc is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Baillie Gifford Overseas Ltd	Gerald Smith	Since 2014	Investment Manager and Partner
	Angus Franklin	Since 2014	Investment Manager and Partner
	Jonathan Bates	Since 2014	Investment Manager and Partner
	Donald Farquharson	Since 2014	Investment Manager
	Andrew Stobart	Since 2014	Investment Manager
	Andrew Strathdee	Since 2014	Investment Manager

In addition, under the heading "Screened World Equity Ex-US Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to Thornburg Investment Management Inc is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Baillie Gifford Overseas Ltd: Baillie Gifford Overseas Ltd (Baillie Gifford), located at Calton Square, 1 Greenside Road, Edinburgh, Scotland EH1 3AN, serves as Sub-Adviser to the Screened World Equity Ex-US Fund. Baillie Gifford's ACWI ex-US Alpha Portfolio Construction Group (PCG) manages the portion of the assets of the Screened World Equity Ex-US Fund allocated to Baillie Gifford. Gerald Smith, Investment Manager and Partner at Baillie Gifford, joined the firm in 1987 and has chaired the ACWI ex-US Alpha PCG since its inception in 2006. Mr. Smith is also the Head of Global Opportunities. Angus Franklin, Investment Manager and Partner at Baillie Gifford, joined the firm in 1994 and now works full time conducting research for ACWI ex-US Alpha portfolios with specific responsibility for European stocks. Mr. Franklin has been a member of the ACWI ex-US Alpha PCG since its inception. Jonathan Bates, Investment Manager and Partner at Baillie Gifford, joined the firm in 1993 and now works full time conducting research for ACWI ex-US Alpha portfolios with specific responsibility for Canadian stocks. Mr. Bates has been a member of the ACWI ex-US Alpha PCG since 2010. Donald Farquharson, Investment Manager at Baillie Gifford, joined the firm in 2008 and has been a member of the ACWI ex US Alpha PCG since 2014. Andrew Stobart, Investment Manager at Baillie Gifford, joined the firm in 1991. He has been a member of the ACWI ex-US Alpha PCG since 2008. Andrew Strathdee, Investment Manager at Baillie Gifford, joined Baillie Gifford in 1995. He has been a member of the ACWI ex US Alpha PCG since 2007.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-893 (9/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement dated September 18, 2014
to the Class A Shares Prospectus (the "Prospectus") dated July 15, 2014

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Fund.

Change in Sub-Adviser

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Henry D'Auria, CFA	Since 2014	Portfolio Manager
	Morgan Harting, CFA, CAIA	Since 2014	Portfolio Manager
	Vlad Byalik	Since 2014	Senior Research Analyst, Portfolio Manager
	Paul DeNoon	Since 2014	Portfolio Manager
Everest Capital LLC	Marko Dimitrijevic	Since 2014	Founder and Chief Investment Officer, President, Portfolio Manager
	James Johnstone	Since 2014	Senior Managing Director, Director of Investments, Portfolio Manager
	Luis Laboy	Since 2014	Senior Managing Director, Co-Portfolio Manager

In addition, under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at AllianceBernstein manages the portion of the Emerging Markets Equity Fund's assets allocated to AllianceBernstein. Henry D'Auria, CFA is a Portfolio Manager at AllianceBernstein and has been with the firm for 23 years. Henry D'Auria is the Chief Investment Officer of Emerging Markets Value Equities, a position he has held since 2002, and Portfolio Manager for the Next 50 Emerging Markets Fund. D'Auria holds a BA in economics from Trinity College and is a CFA charterholder. Morgan Harting, CFA, CAIA is a Portfolio Manager at AllianceBernstein and has been with the firm for 7 years. Morgan Harting is the Emerging Markets Multi-Asset Team Leader and Portfolio Manager for the Emerging Markets Multi-Asset strategy and for the Next 50 Emerging Markets Fund. Harting holds a BA from Wesleyan University and an MA in international relations and an MBA, both from Yale University, where he was a graduate teaching fellow in international economics. He is a CFA charterholder and a Chartered Alternative Investment Analyst (CAIA). Vlad Byalik is a Senior Research Analyst and Portfolio Manager at AllianceBernstein and has been with the firm for 10 years. Vlad Byalik is a Senior Research Analyst and Portfolio Manager for the Next 50 Emerging Markets Fund. He joined the firm in 2004 as a research analyst, and was initially responsible for the oil and gas industry in emerging markets and Canada. Over time, his coverage areas expanded to include the real estate, construction and industrials sectors across global emerging markets. Byalik holds a BA in economics from Wesleyan University and an MBA from the Wharton School of Business at the University of Pennsylvania. Paul DeNoon is a Portfolio Manager at AllianceBernstein and has been with the firm for 22 years. Paul DeNoon directs all of AllianceBernstein's investment activities in emerging-market (EM) fixed income and is a senior member of the Global Fixed Income and Absolute Return teams. He holds a BA in economics from Union College and an MBA in finance from New York University.

Everest Capital LLC: Everest Capital LLC (Everest Capital), located at 2601 South Bayshore Drive, Suite 1700, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Emerging Markets Equity Fund allocated to Everest Capital are Marko Dimitrijevic, James Johnstone and Luis Laboy. Mr. Dimitrijevic, Founder, President and Chief Investment Officer and a Portfolio Manager at Everest Capital, has been with the Everest Capital group of companies for 24 years and has 33 years of global investment management and research experience. Mr. Dimitrijevic holds a B.S. in economics from the University of Lausanne, Switzerland and an M.B.A. from Stanford University. Mr. Johnstone, Senior Managing Director, Director of Investments, and Portfolio Manager at Everest Capital, joined the Everest Capital group of companies in 2009. He is a portfolio manager for the firm's smaller emerging markets and frontier markets strategies and a member of the firm's Investment Committee. Mr. Johnstone has 18 years of investment management experience. Mr. Laboy, Senior Managing Director and Co-Portfolio Manager at Everest Capital, joined the Everest Capital group of companies in 2002 and is a co-portfolio manager for the firm's smaller emerging markets and frontier markets strategies. Mr. Laboy has 19 years of investment management experience. Mr. Dimitrijevic and Mr. Laboy are each CFA charterholders.

There are no other changes in the portfolio management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-894 (9/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund
Screened World Equity Ex-US Fund
(the "Funds")

Supplement dated September 18, 2014
to the Statement of Additional Information (the "SAI") dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Funds.

Change in Sub-Advisers and Portfolio Management for the Funds

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and The Sub-Advisers," all references to Baillie Gifford Overseas Ltd's management of the World Equity Ex-US Fund are hereby deleted.

Under the same heading, the following paragraph is hereby added in the appropriate order thereof:

BAILLIE GIFFORD OVERSEAS LTD—Baillie Gifford Overseas Ltd ("Baillie Gifford") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. Baillie Gifford is an investment adviser registered with the SEC and a United Kingdom corporation. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Baillie Gifford provides investment management services for investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, corporations, and state or municipal government entities.

In addition, under the sub-heading "TIM," under the heading "Portfolio Management," under the section entitled "The Adviser and The Sub-Advisers," all references to Thornburg Investment Management Inc's management of the Funds are hereby deleted.

In addition, under the sub-heading "Baillie Gifford," under the heading "Portfolio Management," under the section entitled "The Adviser and The Sub-Advisers," the texts with respect to "Compensation," "Ownership of Fund Shares" and "Other Accounts" is hereby deleted and replaced with the following:

Compensation. SIMC pays Baillie Gifford a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Baillie Gifford and SIMC. Baillie Gifford pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2014.

Compensation arrangements within Baillie Gifford vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co. For employees, a portfolio manager's compensation generally consists of base salary, bonus and payments under Baillie Gifford's long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors, including investment performance, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured without regard to the impact of taxes over at least three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis.

Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities. The long term incentive award is based on investment performance relative to competitors and Baillie Gifford's operating efficiencies.

Partners' remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The main staff benefits, such as pension schemes, are not available to partners and therefore partners provide for benefits from their own personal funds.

Ownership of Fund Shares. As of June 30, 2014, Baillie Gifford's portfolio managers did not beneficially own any shares of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts. As of June 30, 2014, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, Baillie Gifford's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Gerald Smith	1	$2,039	3	$4,507	35		$13,072
	0	$0	0	$0	5	*	$3,430
Angus Franklin	1	$2,039	1	$2,599	35		$13,072
	0	$0	0	$0	5	*	$3,430
Jonathan Bates	1	$2,039	1	$2,599	35		$13,072
	0	$0	0	$0	5	*	$3,430
Donald Farquharson	1	$2,039	5	$4,582	44		$19,642
	0	$0	0	$0	6	*	$3,867
Andrew Strathdee	1	$2,039	5	$3,971	51		$17,894
	0	$0	0	$0	7	*	$4,269
Andrew Stobart	1	$2,039	10	$6,186	52		$23,720
	0	$0	0	$0	7	*	$5,105

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

There are no other changes in the portfolio management of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-895 (9/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Equity Fund
(the "Fund")

Supplement dated September 18, 2014
to the Statement of Additional Information (the "SAI") dated July 15, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Fund.

Change in Sub-Adviser

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and The Sub-Advisers," the following paragraphs are hereby added in the appropriate alphabetical order thereof:

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. As of June 30, 2014, AllianceBernstein Holding L.P. owned approximately 36.0% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 63.6% economic interest in AllianceBernstein.

EVEREST CAPITAL LLC—Everest Capital LLC ("Everest Capital"), located at 2601 South Bayshore Drive, Suite 1700, Miami, Florida 33133, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Everest Capital is a limited liability company incorporated in Delaware in 2009. Everest Capital is employee-owned, with Marko Dimitrijevic holding a controlling interest in the firm

In addition, under the heading "Portfolio Management," in the section entitled "The Adviser and The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2014.

The firm's compensation program for portfolio managers and research analysts is designed to align with clients' interests, emphasizing each professional's ability to generate long-term investment success for our clients, including shareholders of the Fund. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Both portfolio managers and research analysts receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount and allocation of contributions to the 401(k) plan are determined at the sole discretion of the firm. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain our best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance over a multi-year period. Qualitative factors are driven by contributions to the investment process and client success. These components differ for each group.

For portfolio managers, the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers (CIOs), who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

For research analysts, the most important quantitative input is their impact on investment returns. AllianceBernstein performs detailed attribution analysis of all portfolios and track each analyst's contribution to that performance.

The firm also focuses on the analysts' effectiveness in ranking their stocks on an expected relative-return basis, evaluating whether the stocks they recommended as investment candidates actually outperformed over a one- and three-year period, with the three-year record carrying the most weight.

Qualitative factors are driven by research quality, the analyst's communication effectiveness, team contributions and overall productivity. Research quality is determined by the depth of company and industry knowledge, the level of attentiveness to forecasts and market movements, and capacity for generating differentiated research insights. Each analyst's ability to effectively communicate research recommendations and involvement in building the firm's research capabilities by recruiting and mentoring newer analysts are also important factors.

AllianceBernstein emphasizes four behavioral competencies—relentlessness ingenuity, team orientation and accountability — that support our mission to be the most trusted advisor to our clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of June 30, 2014, AllianceBernstein's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts.   As of June 30, 2014, in addition to the Emerging Markets Equity Fund, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Henry D'Auria, CFA	37	$14,399	205		$32,163	44		$12,078
	0	$0	11	*	$2,766	2	*	$331
Morgan Harting, CFA, CAIA**	3	$36	3		$235	2		$29
Vlad Byalik**	0	$0	0		$0	2		$29
Paul DeNoon	1	$1,110	10		$21,121	27		$35,722
	0	$0	5	*	$10,560	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The investment professional team that manages the Emerging Markets Equity Fund has responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Everest Capital

Compensation. SIMC pays Everest Capital a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between Everest Capital and SIMC. Everest Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended June 30, 2014.

Neither SIMC nor the Emerging Markets Equity Fund directly compensates the Portfolio Managers. Everest Capital's Portfolio Managers (excluding Mr. Dimitrijevic, whose compensation is discussed below) are currently compensated in the form of a base salary and may receive a discretionary bonus. Such compensation may be based on fees generated by, and the performance of, client accounts for which the Portfolio Manager is responsible. Such performance is generally calculated on a pre-tax basis and without regard to the performance of any benchmark In addition, the Portfolio Managers each have a membership interest in Everest Capital and would be entitled to share in profits of the firm. Everest Capital has found the remuneration program to be successful, as evidenced by the tenure of most members of the investment team.

Mr. Dimitrijevic is the majority owner of and controls Everest Capital, and therefore his compensation is primarily in the form of his ownership interest in Everest Capital.

Ownership of Fund Shares. As of June 30, 2014, Everest Capital's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of June 30, 2014, the portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Marko Dimitrijevic	0	$0	10		$2,633.80	3		$230.37
	0	$0	7	*	$2,291.57	1	*	$69.70
James Johnstone	0	$0	2		$851.81	2		$160.68
	0	$0	2	*	$851.81	0		$0
Luis D. Laboy, CFA	0	$0	2		$851.81	2		$160.68
	0	$0	2	*	$851.81	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. There is a potential conflict of interest inherent to managing multiple accounts, including accounts with different fee structures, in that Everest Capital and/or certain employees may have an incentive to favor one account over another when allocating scarce trades. Everest Capital or the Portfolio Managers may have a potential conflict of interest in allocating time and activity between the Fund and other clients. In addition, Everest Capital and its officers and employees may have investments of their own in these other client accounts. This is addressed through, among other things, a trade allocation policy, daily trade review by the compliance team in which they seek evidence of favoritism and additional forensic testing by the compliance team that looks for evidence of favoritism over longer periods.

There are no other changes in the portfolio management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-896 (9/14)